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                      CONSENT OF INDEPENDENT ACCOUNTANTS




         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form SB-2 Amendment No. 1 of Tellurian, Inc. of our report dated March 3, 1997 relating to the financial statements of the Company for the years ended December 31, 1996 and 1995.

         We also consent to the reference to us under the heading "Experts".




                                                 /s/ MILLER, ELLIN & COMPANY
                                                 ----------------------------
                                                 CERTIFIED PUBLIC ACCOUNTANTS


November 24, 1997